Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                                                    EXHIBIT 10.3

                            Embratel Amendment No. 10

AMENDMENT #10 TO MASTER AGREEMENT FOR VALUE ADDED SERVICES (BRAZIL) - CONTRACT NUMBER VES-8-IDN-1-1999 BY AND BETWEEN AOL BRASIL LTDA. AND EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL.

This Amendment (the "AMENDMENT #10"), effective as of April 3rd, 2002, ("Amendment Date") is entered into by and between.

AOL BRASIL LTDA., a Brazilian corporation headquartered at Avenida Industrial 600, 2. andar, City of Santo Andre, State of Sao Paulo, registered with Ministerio da Fazenda under number 03.032.579/0001-62, represented by its Director Vice President Milton da Rocha Camargo, hereinafter called "AOL", and

EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL, a Brazilian corporation with headquarters at Av. Presidente Vargas, 1012, in the City of Rio de Janeiro, State of Rio de Janeiro, registered with Ministerio da Fazenda under number 33.530.486/0001-29, represented by its Executive Account Manager, Valdinei Carniel Rocha, and its Account Manager, Michele Dariano Machemer, hereinafter called "EMBRATEL", and modified, and is incorporated into, the Master Agreement for value Added Services (Brazil) dated October 18, 1999 by and between AOL and EMBRATEL (the "Agreement").

This Agreement modified certain sections of the Agreement and of its respective amendments executed prior to this date, as indicated below. Unless modified herein, all other terms defined in the Agreement and its respective Amendments shall have the same meaning when used in this Amendment.

All terms and conditions of the Agreement and its respective Amendments not otherwise specifically modified in this Amendment remain unchanged and in full force and effect.

In case of conflict between the terms of this Amendment and the remaining terms and conditions of the Agreement, the terms of this Amendment shall control.

WHEREAS:

(i) Section 1.2 of the Agreement provides for EMBRATEL's deployment obligation, regarding the de-installation of Modem capacity from one site and its reinstallation at another site, upon AOL's request and at AOL's sole discretion and cost; (ii) certain Amendments to the Agreement, namely Amendment #4, dated April 25, 2001 (the "Amendment #4"), Amendment #5, dated July 4, 2001 (the "Amendment #5"), Amendment #6, dated July 31, 2001 (the "Amendment #6"), Amendment #7, dated September 21, 2001 (the "Amendment #7) and Amendment #9, dated December 03, 2001 (the "Amendment #9"), provide for the concomitant (i) addition of Modem capacity in certain cities designated by AOL and (ii) reduction of Modem capacity in certain cities designated by AOL;

(iii) the original intention of the Parties with respect to the Amendments listed in item (ii) above was to transfer modem capacity from one location to another, with the maintenance of the original expiration term applicable to each transferred Modem capacity;

THE PARTIES HEREBY AGREE AS FOLLOW:

1.       Sections 1.1 and 1.2 of AMENDMENT #4 shall read as follows:

"1.1 Exhibit C of the Agreement is hereby amended by ADDING the following Modem capacity, which shall terminate according to the table below:

--- -------------------------------- --------------- --------------------------
#   AOL DESIGNATED CITIES                MODEMS          TERMINATION DATE
--- -------------------------------- --------------- --------------------------
1.  BELEM - SP                            [**]               25/04/04
--- -------------------------------- --------------- --------------------------
2.  BELO HORIZONTE - MG                   [**]               25/04/04
--- -------------------------------- --------------- --------------------------
3.  CURITIBA - PR                         [**]               25/04/04
--- -------------------------------- --------------- --------------------------
4.  FLORIANOPOLIS - SC                    [**]               25/04/04
--- -------------------------------- --------------- --------------------------
5.  FORTALEZA - CE                        [**]               25/04/04
--- -------------------------------- --------------- --------------------------
6.  GOIANIA - GO                          [**]               25/04/04
--- -------------------------------- --------------- --------------------------
7.  LAGES - SC                            [**]               25/04/04
--- -------------------------------- --------------- --------------------------
8.  PETROPOLIS - RJ                       [**]               25/04/04
--- -------------------------------- --------------- --------------------------
9.  SANTA MARIA - RS                      [**]               25/04/04
--- -------------------------------- --------------- --------------------------
10. UBERABA - MG                          [**]               25/04/04
--- -------------------------------- --------------- --------------------------

--- -------------------------------- --------------- --------------------------
                             Total:       [**]
--- -------------------------------- --------------- --------------------------

1.2 Exhibit C of the Agreement is hereby amended by the TRANSFERENCE of the following Modem capacity, which shall terminate according to the table below:

-- ---------------------- ----------------------------- ------- ----------------
#  DE-INSTALLATION               REINSTALLATION
-- ---------------------- ----------------------------- ------- ----------------
   AOL DESIGNATED CITIES     AOL DESIGNATED CITIES      MODEMS  TERMINATION DATE
-- ---------------------- ----------------------------- ------- ----------------
1. JUNDIAI - SP           PORTO VELHO - RO               [**]      18/10/2002
-- ---------------------- ----------------------------- ------- ----------------
2. JUNDIAI - SP           UBERABA - MG                   [**]      29/09/2003
-- ---------------------- ----------------------------- ------- ----------------
3. OSASCO - SP            RECIFE - PE                    [**]      18/10/2002
-- ---------------------- ----------------------------- ------- ----------------
4. SANTO ANDRE - SP       RECIFE - PE                    [**]      18/10/2002
-- ---------------------- ----------------------------- ------- ----------------

-- ---------------------- ----------------------------- ------- ----------------
                                                Total:   [**]
-- ---------------------- ----------------------------- ------- ----------------

2. Section 1.2 of AMENDMENT #5 shall be entirely excluded from the Amendment and
Section 1.1 of Amendment 5 shall read as follow:

"1.1 Exhibit C of the Agreement is hereby amended by the TRANSFERENCE of the following Modem capacity, which shall terminate according to the table below:

--- -------------------------- ----------------------------- ------- -----------
#   DE-INSTALLATION                   REINSTALLATION
--- -------------------------- ----------------------------- ------- -----------
                                                                     TERMINATION
    AOL DESIGNATED CITIES         AOL DESIGNATED CITIES      MODEMS    DATE
--- -------------------------- ----------------------------- ------- -----------
1.  AMERICANA - SP             BOA VISTA - PR                 [**]     29/09/03
--- -------------------------- ----------------------------- ------- -----------
2.  AMERICANA - SP             CASCAVEL - PR                  [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
3.  AMERICANA - SP             CHAPECO - SC                   [**]     29/09/03
--- -------------------------- ----------------------------- ------- -----------
4.  ARACATUBA - SP             CORUMBA - MS                   [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
5.  BAURU - SP                 BLUMENAU - SC                  [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
6.  PRESIDENTE                 CRICIUMA - SC                  [**]     18/10/02
    PRUDENTE - SP
--- -------------------------- ----------------------------- ------- -----------
7.  RIBEIRAO PRETO - SP        LAGES - SC                     [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
8.  SANTO ANDRE - SP           GURUPI - TO                    [**]     29/09/03
--- -------------------------- ----------------------------- ------- -----------
9.  SANTO ANDRE - SP           PELOTAS - RS                   [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
10. SANTO ANDRE - SP           PETROPOLIS - RJ                [**]     29/09/03
--- -------------------------- ----------------------------- ------- -----------
11. SANTOS - SP                CAXIAS DO SUL -RS              [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
12. SANTOS - SP                JOAO PESSOA - PB               [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
13. SAO BERNARDO DO CAMPO - SP ITAJAI -SC                     [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
14. SAO BERNARDO DO CAMPO - SP RIO GRANDE - RS                [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
15. SAO BERNARDO DO CAMPO - SP VARGINHA - MG                  [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
16. SAO CAETANO DO SUL         LONDRINA - PR                  [**]     29/09/03
--- -------------------------- ----------------------------- ------- -----------
17. SAO JOSE DOS CAMPOS - SP   JI-PARANA - RO                 [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
18. SAO JOSE DOS CAMPOS - SP   MARINGA - PR                   [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
19. SAO JOSE DOS CAMPOS - SP   RIO VERDE - GO                 [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
20. SAO PAULO - SP             PONTA GROSSA - PR              [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
21. SAO PAULO - SP             PORTO ALEGRE - RS              [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------
22. SAO PAULO - SP             UBERLANDIA - MG                [**]     18/10/02
--- -------------------------- ----------------------------- ------- -----------

--- -------------------------- ----------------------------- ------- -----------
                                                     Total:   [**]
--- -------------------------- ----------------------------- ------- -----------

3.       Sections 1.1 and 1.2 of AMENDMENT #6 shall read as follow:

"1.1 Exhibit C of the Agreement is hereby amended by ADDING the following Modem capacity, which shall terminate according to the table below:

------- ------------------------------- -------------- -------------------------
#       AOL DESIGNATED CITIES              MODEMS          TERMINATION DATE
------- ------------------------------- -------------- -------------------------
1.      ANANINDEUA - PA                     [**]               31/07/04
------- ------------------------------- -------------- -------------------------
2.      APARECIDA DE GOIANIA - GO           [**]               31/07/04
------- ------------------------------- -------------- -------------------------
3.      APUCARANA - PR                      [**]               31/07/04
------- ------------------------------- -------------- -------------------------
4.      ARAUCARIA - PR                      [**]               31/07/04
------- ------------------------------- -------------- -------------------------
5.      BARRA MANSA - RJ                    [**]               31/07/04
------- ------------------------------- -------------- -------------------------
6.      CAMACARI - BA                       [**]               31/07/04
------- ------------------------------- -------------- -------------------------
7.      BALNEARIO CAMBURIU - SC             [**]               31/07/04
------- ------------------------------- -------------- -------------------------

------- ------------------------------- -------------- -------------------------
8.      CARUARU - PE                        [**]               31/07/04
------- ------------------------------- -------------- -------------------------
9.      DIVINOPOLIS - MG                    [**]               31/07/04
------- ------------------------------- -------------- -------------------------
10.     ITABUNA - BA                        [**]               31/07/04
------- ------------------------------- -------------- -------------------------
11.     JABOATAO DOS GUARARAPES - PE        [**]               31/07/04
------- ------------------------------- -------------- -------------------------
12.     JEQUIE - BA                         [**]               31/07/04
------- ------------------------------- -------------- -------------------------
13.     LUZIANIA - GO                       [**]               31/07/04
------- ------------------------------- -------------- -------------------------
14.     MANTES CLAROS - MG                  [**]               31/07/04
------- ------------------------------- -------------- -------------------------
15.     OLINDA - PE                         [**]               31/07/04
------- ------------------------------- -------------- -------------------------
16.     PARNAIBA - PI                       [**]               31/07/04
------- ------------------------------- -------------- -------------------------
17.     PAULISTA - PE                       [**]               31/07/04
------- ------------------------------- -------------- -------------------------
18.     RESENDE  - RJ                       [**]               31/07/04
------- ------------------------------- -------------- -------------------------
19.     SANTANA DO LIVRAMENTO - RS          [**]               31/07/04
------- ------------------------------- -------------- -------------------------
20.     SAO JOSE DOS PINHAIS - PR           [**]               31/07/04
------- ------------------------------- -------------- -------------------------
21.     TOLEDO - PR                         [**]               31/07/04
------- ------------------------------- -------------- -------------------------
22.     TUBARAO - SC                        [**]               31/07/04
------- ------------------------------- -------------- -------------------------
23.     UMUARAMA - PR                       [**]               31/07/04
------- ------------------------------- -------------- -------------------------
24.     VARZEA GRANDE - MT                  [**]               31/07/04
------- ------------------------------- -------------- -------------------------

------- ------------------------------- -------------- -------------------------
                                Total:      [**]
------- ------------------------------- -------------- -------------------------

1.2 Exhibit C of the Agreement is hereby amended by the TRANSFERENCE the following Modem capacity, which shall terminate according to the table below:

---- ---------------------- ----------------------------- -------- ------------
     DE-INSTALLATION               REINSTALLATION
---- ---------------------- ----------------------------- -------- ------------
                                                                    TERMINATION
#    AOL DESIGNATED CITIES     AOL DESIGNATED CITIES       MODEMS       DATE
---- ---------------------- ----------------------------- -------- ------------
1.   BARUERI - SP           CAMPOS DOS GOYTACAZES - RJ      [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
2.   BAURU - SP             ARACAJU - SE                    [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
3.   BAURU - SP             CAMPO GRANDE - MS               [**]     29/09/03
---- ---------------------- ----------------------------- -------- ------------
4.   CAMPINAS - SP          FLORIANOPOLIS - SC              [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
5.   CAMPINAS - SP          RECIFE - PE                     [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
6.   CAMPINAS - SP          RIO BRANCO - AC                 [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
7.   CAMPINAS - SP          UBERABA - MG                    [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
8.   CAMPINAS - SP          URUGUAIANA - RS                 [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
9.   CATANDUVA - SP         CACHOEIRO DO ITAPEMIRIM - ES    [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
10.  JUNDIAI - SP           MACEIO - AL                     [**]     29/09/03
---- ---------------------- ----------------------------- -------- ------------
11.  SANTOS - SP            NATAL - RN                      [**]     29/09/03
---- ---------------------- ----------------------------- -------- ------------
12.  SANTOS - SP            VOLTA REDONDA - RJ              [**]     29/09/03
---- ---------------------- ----------------------------- -------- ------------
13.  SAO BERNARDO DO CAMPO   SANTA CRUZ DO SUL - RS          [**]     18/10/02
     - SP
---- ---------------------- ----------------------------- -------- ------------
14.  SAO BERNARDO DO CAMPO  SANTA MARIA - RS                [**]     29/09/03
     - SP
---- ---------------------- ----------------------------- -------- ------------
15.  SAO PAULO - SP         CASCAVEL - RN                   [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
16.  SAO PAULO - SP         CHAPECO - SC                    [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
17.  SAO PAULO - SP         MOSSORO - RN                    [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
18.  SAO PAULO - SP         NOVO HAMBURGO - RS              [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
19.  SAO PAULO - SP         PALMAS - TO                     [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
20.  SOROCABO - SP          CAMPINA GRANDE - PB             [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------

---- ---------------------- ----------------------------- -------- ------------
21.  SOROCABO - SP          SANTO ANGELO - RS               [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
22.  SOROCABO - SP          SAO MATEUS - ES                 [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------
23.  SOROCABO - SP          SINOP - MT                      [**]     18/10/02
---- ---------------------- ----------------------------- -------- ------------

---- ---------------------- ----------------------------- -------- ------------
                                                  Total:    [**]
---- ---------------------- ----------------------------- -------- ------------

4. Section 1.2 of AMENDMENT #7 shall be entirely excluded from the Amendment and
Section 1.1 of Amendment 7 shall read as follow:

"1.1 Exhibit C of the Agreement is hereby amended by the TRANSFERENCE the following Modem capacity, which shall terminate according to the table below:

---- ------------------------ ----------------------------- ------ ------------
#    DE-INSTALLATION                 REINSTALLATION
---- ------------------------ ----------------------------- ------ ------------
                                                                    TERMINATION
     AOL DESIGNATED CITIES       AOL DESIGNATED CITIES      MODEMS      DATE
---- ------------------------ ----------------------------- ------ ------------
1.   AMERICANA - SP           GURUPI - TO                    [**]     29/09/03
---- ------------------------ ----------------------------- ------ ------------
2.   ARARAQUARA - SP          JI-PARANA - RO                 [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
3.   BARUERI - SP             CONTAGEM - MG                  [**]     29/09/03
---- ------------------------ ----------------------------- ------ ------------
4.   MARILIA - SP             MARINGA - PR                   [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
5.   OSASCO - SP              GOIANIA - GO                   [**]     29/09/03
---- ------------------------ ----------------------------- ------ ------------
6.   OSASCO - SP              JUIZ DE FOR A - GM             [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
7.   PIRACICABO - SP          FLORIANOPOLIS -SC              [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
8.   PIRACICABO - SP          FOZ DO IGUACU -PR              [**]     29/09/03
---- ------------------------ ----------------------------- ------ ------------
9.   PRESIDENTE PRUDENTE -SP  MARINGA - PR                   [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
10.  RIBEIRAO PRETO - SP      UBERLANDIA - MG                [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
11.  SANTO ANDRE  - SP        RECIFE - PE                    [**]     29/09/03
---- ------------------------ ----------------------------- ------ ------------
12.  SANTOS - SP              LONDRINA - PR                  [**]     29/09/03
---- ------------------------ ----------------------------- ------ ------------
13.  SANTOS - SP              PASSO FUNDO - RS               [**]     29/09/03
---- ------------------------ ----------------------------- ------ ------------
14.  SAO BERNARDO DO CAMPO    PORTO ALEGRE - RS              [**]     29/09/03
     - SP
---- ------------------------ ----------------------------- ------ ------------
15.  SAO CAETANO DO SUL - SP  RIO GRANDE - RS                [**]     29/09/03
---- ------------------------ ----------------------------- ------ ------------
16.  SAO JOSE DO RIO PRETO    CAXIAS DO SUL - RS             [**]     18/10/02
     - SP
---- ------------------------ ----------------------------- ------ ------------
17.  SAO JOSE DO RIO PRETO    CRICIUMA - SC                  [**]     18/10/02
     - SP
---- ------------------------ ----------------------------- ------ ------------
18.  SAO JOSE DOS CAMPOS      FOZ DO IGUACU - PR             [**]     18/10/02
     - SP
---- ------------------------ ----------------------------- ------ ------------
19.  SAO PAULO - SP           CURITIBA - PR                  [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
20.  SAO PAULO - SP           PELOTAS - RS                   [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
21.  SAO PAULO - SP           PETROPOLIS - RJ                [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
22.  SAO PAULO - SP           PONTA GROSSA - PR              [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
23.  SAO PAULO - SP           PORTO ALEGRE - RS              [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
24.  SAO PAULO - SP           RIO DE JANEIRO - RJ            [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
25.  SAO PAULO - SP           RIO DE JANEIRO - RJ            [**]     29/09/03
---- ------------------------ ----------------------------- ------ ------------
26.  SOROCABO - SP            CRICIUMA - SC                  [**]     18/10/02
---- ------------------------ ----------------------------- ------ ------------
27.  SOROCABO - SP            PELOTAS - RS                   [**]     29/09/03
---- ------------------------ ----------------------------- ------ ------------

---- ------------------------ ----------------------------- ------ ------------
                                                    Total:   [**]
---- ------------------------ ----------------------------- ------ ------------

5. Section 1.2 of AMENDMENT #9 shall be entirely excluded from the Amendment and
Section 1.1 of Amendment 9 shall read as follow:

"1.1 Exhibit C of the Agreement is hereby amended by the TRANSFERENCE the following Modem capacity, which shall terminate according to the table below:

--- ------------------------ ---------------------------- ------- ------------
#   DE-INSTALLATION                 REINSTALLATION
--- ------------------------ ---------------------------- ------- ------------
                                                                   TERMINATION
    AOL DESIGNATED CITIES       AOL DESIGNATED CITIES      MODEMS     DATE
--- ------------------------ ---------------------------- ------- ------------
1.  AMERICANA - SP           VOLTA REDONDA - RJ            [**]    29/09/03
--- ------------------------ ---------------------------- ------- ------------
2.  ARACATUBA - SP           GURUPI - TO                   [**]    29/09/03
--- ------------------------ ---------------------------- ------- ------------
3.  BAURU - SP               BARRA MANSA - RJ              [**]    27/12/03
--- ------------------------ ---------------------------- ------- ------------
4.  CAMPINAS - SP            RIO DE JANEIRO - RJ           [**]    29/09/03
--- ------------------------ ---------------------------- ------- ------------
5.  JUNDIAI - SP             RO DE JANEIRO - RJ            [**]    29/09/03
--- ------------------------ ---------------------------- ------- ------------
6.  OSASCO - SP              MANAUS - AM                   [**]    29/09/03
--- ------------------------ ---------------------------- ------- ------------
7.  PIRACICABA - SP          RIO DE JANEIRO - RJ           [**]    29/09/03
--- ------------------------ ---------------------------- ------- ------------
8.  PRESIDENTE PRUDENTE      RIO DE JANEIRO - RJ           [**]    29/09/03
    - SP
--- ------------------------ ---------------------------- ------- ------------
9.  RIBEIRAO PRETO - SP      RIO DE JANEIRO - RJ           [**]    29/09/03
--- ------------------------ ---------------------------- ------- ------------
10. RIBEIRAO PRETO - SP      RIO DE JANEIRO - RJ           [**]    18/10/02
--- ------------------------ ---------------------------- ------- ------------
11. SAO BERNARDO DO CAMPO    RIO DE JANEIRO - RJ           [**]    29/09/03
    - SP
--- ------------------------ ---------------------------- ------- ------------
12. SAO CAETANO DO SUL       VOLTA REDONDA - RJ            [**]    29/09/03
    - SP
--- ------------------------ ---------------------------- ------- ------------
13. SAO CAETANO DO SUL       RIO DE JANERIO - RJ           [**]    29/09/03
    - SP
--- ------------------------ ---------------------------- ------- ------------
14. SAO JOSE DO RIO PRETO    MANAUS - AM                   [**]    18/10/02
    - SP
--- ------------------------ ---------------------------- ------- ------------
15. SAO JOSE DO RIO PRETO    SANTA MARIA - RS              [**]    29/09/03
    - SP
--- ------------------------ ---------------------------- ------- ------------

--- ------------------------ ---------------------------- ------- ------------
                                                   Total:  [**]
--- ------------------------ ---------------------------- ------- ------------

6. Pursuant to Section 1.2 (a) of the Agreement, the Parties hereby agree that the cost payable to AOL to EMBRATEL with respect to the transference (de installation and reinstallation) of modems provided for in Sections 1 to 5 of this Amendment #10 amount to a total equivalent to R[**].

         6.1 Embratel hereby waives its rights with respect to the receipt of such costs and expressly agrees that such transference costs shall not be payable by AOL except if otherwise agreed by the Parties in writing. It is understood and agreed that this waiver shall not affect any of the further rights or obligations of the parties under the Agreement and its respective Amendments.

7. The content of Sections 1 to 5 of this Amendment #10 supersedes entirely the original content of each Sections 1.1 and 1.2 of Amendments #4, #5, #6, #7 and #9. Except as otherwise amended herein, the Agreement remains unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

                                                     Sao Paulo, April 3rd, 2002.

EMPRESA BRAS. DE TELECOMUNICACOES    AOL BRASIL LTDA.
S.A. - EMBRATEL


/s/ VALDINEI CARNIEL ROCHA           /s/ MILTON CAMARGO
---------------------------------    ------------------------------------------
NAME:  VALDINEI CARNIEL ROCHA        NAME:    MILTON CAMARGO
TITLE: EXECUTIVE ACCOUNT MANAGER     TITLE:   VICE-PRESIDENT


/s/ MICHELE DARIANO MACHEMER
---------------------------------
NAME:  MICHELE DARIANO MACHEMER
TITLE: ACCOUNT MANAGER


WITNESSES:


/s/ JUSSARA COSTA RIET               /s/ LUCIANA DE FREITA PUPO NOGUERIA
---------------------------------    ------------------------------------------
NAME:  JUSSARA COSTA RIET            NAME:    LUCIANA DE FREITAS PUPO NOGUEIRA


RG: 1,014,014,932